Exhibit 99.1

Copyright © 2021 Immunome, Inc. All rights reserved. Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics Immunome, Inc. 665 Stockton Drive, Suite 300 Exton, PA 19341 610.321.3700 www.immunome.com March 14, 2021

Forward Looking Statements

This presentation and any accompanying oral commentary contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical fact in this presentation and accompanying oral commentary are forward-looking statements. Forward-looking statements may be identified by terminology such as "believe," "anticipate," "plan," "may," "intend," "will," "should," "expect," "estimate," "potential" and "continue" and similar expressions, including the negative of these words, but not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements regarding our financial position, strategy, business plans; expectations regarding the timing, progress and achievement of our research and development activities, preclinical studies, any clinical trials and regulatory filings and submissions; our ability to secure and execute on partnerships and collaborations; our expectations regarding the activity and therapeutic potential of our current and future product candidates; our achievement of corporate milestones and the implementation of our business model; and the adequacy of our financial resources to support our operations. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions applicable to Immunome and our industry in general that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with our ability to execute on our strategy, including with respect to the timing of our R&D efforts, regulatory filings, initiation of clinical studies and other anticipated milestones; the timing and effectiveness of any antibody therapeutics which may be developed by us; our ability to finance our operations; the impact of the COVID-19 pandemic on our business, operations, strategy, goals and anticipated milestones; and the additional risks and uncertainties set forth more fully under the caption "Risk Factors" in our final prospectus dated October 1, 2020 and filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the United States Securities and Exchange Commission (SEC) and elsewhere in our filings and reports with the SEC. These risks, uncertainties and other factors may cause our actual results to differ materially and adversely from what is contained in (or may be implied from) any forward-looking statements.

We operate in a quickly evolving industry and it is not possible to predict all risks and uncertainties. Forward-looking statements speak as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information.

In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied.

This presentation does not constitute an offering of securities of any kind.

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Copyright © 2021 Immunome, Inc. All rights reserved.

Immunome Overview

Harness the Power of the Most Educated Components of the Human Immune System

Proprietary Discovery Engine

- Rapid and unbiased interrogation of human memory B cells to identify novel targets and antibodies directed at them
- Output has potential to advance 1-2 candidates into IND-enabling studies per year
- Broad applicability across therapeutic areas allows for partnering opportunities

Oncology (IMM-ONC-01)

- First-in-class fully human antibody targeting IL-38 protein
- IND filing anticipated in 2H 2021
- Growing portfolio of over 50 novel antibody-target pairs for additional therapeutic candidates

Infectious Diseases (IMM-BCP-01)

- COVID-19 Multi-Antibody Cocktail targeting SARS-CoV-2
- IND filing anticipated in 1H 2021
- $13.3M contract from U.S. Department of Defense to fund IMM-BCP-01 research and development
- Rapid B cell interrogation potentially enables rapid response to future infectious disease threats

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Copyright © 2021 Immunome, Inc. All rights reserved.

Copyright © 2021 Immunome, Inc. All rights reserved. The Power of Memory B Cells Immunome’s Discovery Engine Sees Disease Through the Lens of the Human Memory B Cell Immunome, Inc. | Page 4 Memory B cells are the most educated component of the immune response • Memory B cells remember specific antigens and allow for a rapid antibody response 1 • The antibodies that these cells produce are a primary component of the body’s response to a number of diseases: » In cancer, the presence of memory B cells in tumors is associated with favorable outcomes in response to I/O therapy 2 - 4 » In infectious disease, these cells produce the high affinity antibodies that are responsible for fighting disease 1. B Cell Localization and Migration in Health and Disease, Anja E. Hauser, Uta E. Höpken, in Molecular Biology of B Cells (Seco nd Edition), 2015 2. Helmink et al Nature 577, 549 - 555; 2020 3. Petiprezet al Nature 577, 556 - 560; 2020 4. Cabrita et al Nature 577 ,561 - 565; 2020

Copyright © 2021 Immunome, Inc. All rights reserved. Immunome Discovery Engine Unbiased Interrogation of Memory B Cells Yields a Deep and Diverse Set of Potential Therapies Immunome, Inc. | Page 5 Immunome Discovery Engine Differentiators • Primary human memory B cells immortalized as stable hybridomas - thousands of hybridomas per patient • High - throughput screening - 20,000 antibodies per array • Deep interrogation of patient response to generate “hits,” high conversion rate from hits to targets • Directly isolates potential therapeutic antibodies for use in oncology and infectious diseases Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody / target interactions Discovery Engine Output Unique therapeutic antibody / antigen target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

Copyright © 2021 Immunome, Inc. All rights reserved. Immunome Pipeline & Anticipated Milestones Immunome, Inc. | Page 6 Oncology Target Product Candidate Description Discovery Preclinical Next Milestone IMM - ONC - 01 IL - 38 I/O, Novel Checkpoint Anticipate IND filing 2H 2021 Anti - infectives Target Product Candidate Description Discovery Preclinical Next Milestone IMM - BCP - 01 Multiple SARS - CoV - 2 proteins Antibody cocktail Anticipate IND filing 1H 2021

Copyright © 2021 Immunome, Inc. All rights reserved. Oncology

Copyright © 2021 Immunome, Inc. All rights reserved. Current Therapies are Based on Limited Understanding of the Diversity and Complexity of Human Tumors Immunome, Inc. | Page 8 T cell targeted immuno - oncology approaches have redefined the way we treat cancer However, large number of patients cannot be treated using T cell - targeted approaches Tumors subvert immunity through multiple mechanisms, often simultaneously 1 T cell compartment is only one component of a complex immune response to tumors 1. Bonaventure et al 2019 Front Immunol doi: 10.3389/fimmu.2019.00168 B cells offers untapped biology and a new approach to advancing a novel wave of targets and therapies Untapped Potential in Immuno - Oncology

Copyright © 2021 Immunome, Inc. All rights reserved. Immunome’s Discovery & Output Memory B Cell Interrogation Reveals Target “Clusters” Immunome, Inc. | Page 9 1. Adv Clin Chem. 2016;74:103 - 41.DOI: 10.1016/bs.acc.2015.12.005 2. Mol Cancer. 2019 Oct 23;18(1):146. doi: 10.1186/s12943 - 019 - 1074 - 3 3. Including some commercially - validated targets such as ERBB2 Target Cluster 2 Target Cluster 5 Target Cluster 1 IMM20059 IMM20065 Target Cluster 3 IMM20091 IMM20130 Target Cluster 4 Target Cluster 6 13 22 22 2 10 2 A Highly Productive Platform; Outputs To Date: 300,000 hybridomas | 1,300 hits 50+ antibody / antigen pairs 3 Provides critical insights into cancer biology such as: • Common biological processes that may have disease relevance, such as exosome control of the tumor microenvironment 1 - 2 • Novel immune checkpoints that serve as functional, tumor - derived inhibitors of immunity

IL-38: A Novel Oncology Target

IL-38 Appears to Dampen Anti-Tumor Immunity

Blocking IL-38 is expected to boost anti-tumor immunity

- IL-38 is an IL-1 cytokine family member, but most closely resembles the natural antagonists of the family (IL-1Ra and IL-36a)
- IL-38 inhibits infiltration & pro-inflammatory activity of innate immune cells (e.g., MΦ, γδT cells, DCs)
- IL-38 inhibits innate immune responses by dendritic cell precursors, macrophages

Typical Inflammatory Anti-tumor Response



Tumor
B cell
Macrophage
Activated T cell
Dendritic cell
Exhausted T cell
IL-38[1]
PD-1/PD-L1
Productive Immune Response
Immune Desert
Pre-Inflamed
Inflamed
Exhausted
Tumor Microenvironment

1.Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org); PDB 5BOW

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Copyright © 2021 Immunome, Inc. All rights reserved.

Copyright © 2021 Immunome, Inc. All rights reserved. Inverse relationship between IL - 38 expression and immune cell infiltration in tumors • IL - 38 expressed at high levels in subsets of biopsies of major solid tumors 1 • Biopsy material from 400 lung cancer patients revealed association between high IL - 38 expression levels and poor patient outcomes 2 IL - 38 Expression in Solid Tumors TCGA (The Cancer Genome Atlas) Analysis Suggests IL - 38 is Expressed Across Multiple Solid Tumor Types Immunome, Inc. | Page 11 0 5 0 5 10 15 0 5 0 5 10 Prostate Adenocarcinoma Colorectal Adenocarcinoma Lung Adenocarcinoma T cells (CD3E) n = 498 R 2 = 0.005 n = 382 R 2 = 0.0003 0 5 0 5 10 15 n = 517 R 2 = 0.0001 IL - 38 expression IL - 38 expression IL - 38 expression Macrophages (CD68) 0 5 0 5 10 0 5 -2 0 2 4 6 8 0 5 10 15 -2 0 2 4 6 8 n = 498 R 2 = 0.0023 n = 382 R 2 = 0.0022 n = 517 R 2 = 0.0011 1. Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset 2. Takada et al PLOS ONE 2017 doi.org/10.1371/journal.pone.0181598

Copyright © 2021 Immunome, Inc. All rights reserved. Relationship with Patient Outcomes IL - 38 Levels Correlate with Poor Patient Outcomes Immunome, Inc. | Page 12 Low IL - 38 correlates with longer disease - free & overall survival in lung adenocarcinoma patients High IL - 38 expression correlates with PD - L1 positive cases in lung cancer 1. Takada et al PLOS ONE 2017 doi.org/10.1371/journal.pone.0181598

IL-38 and Innate Immunity

IL-38 Inhibits Myeloid Cell Activation *In Vitro*

Blocks IL-36 mediated inflammatory signals


A
IL-8 % of control
100
80
60
40
20
0
*
IL-36γ
IL-36γ + IL-38

IL-36γ induced IL-8 in PBMCs
PNAS 2012;109 (8):3001

Suppresses Dendritic Cell Function


G
IFN-γ(pg/ml)
2500
2000
1500
1000
500
0
**
no DC
imDC
mDC
IL-38-DC

Reduction of DC Stimulatory Capacity
J. Cell Mol. Med. 2020;24 (1):371

Inhibits macrophage inflammatory response


Unstim
LPS Only
LPS + IL-38
LPS+IL-38 +Anti-IL-38

LPS induced RNA expression in THP-1
Immunome Data

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Copyright © 2021 Immunome, Inc. All rights reserved.

Copyright © 2021 Immunome, Inc. All rights reserved. IL - 38 Antibody In Vivo Efficacy IMM - ONC - 01 Inhibits Tumor Growth in Animal Model Immunome, Inc. | Page 14 • B16 F10 mouse melanoma model: immunologically cold • Expresses IL - 38: Immune - suppressive tumor microenvironment • Mouse CTLA4 inhibitor: relevant I/O control for this model

Copyright © 2021 Immunome, Inc. All rights reserved. IMM - ONC - 01 Program Summary Immunome, Inc. | Page 15 Modulating Innate Anti - Tumor Immunity IMM - ONC - 01 is a first - in - class, fully - human antibody candidate targeting IL - 38 • IL - 38 regulates adaptive and innate immunity by binding receptors found on immune cell subsets • IL - 38 is highly expressed in multiple human solid tumors • Modulation of IL - 38 levels in mouse models correlates with immune responsiveness, tumor growth • Immunome’s anti - IL - 38 antibody candidate binds and antagonizes IL - 38 activity in vitro and demonstrates efficacy in mouse syngeneic tumor models • Potential indications include multiple cancers with high unmet medical need, both as single - agent and in combination with standards of care including PD1 - axis • IMM - ONC - 01 IND filing anticipated in 2H 2021 huIgG (PDB 1HZH) 1 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH

Copyright © 2021 Immunome, Inc. All rights reserved. Infectious Diseases

Copyright © 2021 Immunome, Inc. All rights reserved. Therapeutic Antibody Cocktail Against Multiple SARS - CoV - 2 Antigens Immunome, Inc. | Page 17 IMM - BCP - 01 Collaboration with U.S. DoD awarded, up to $13.3M in funding Select convalescent patients with strong anti - viral titer Antibody cocktail for potential prophylaxis and treatment Deep repertoire screening against multiple viral proteins Collect convalescent blood and isolate memory B cells Produce antibody mixture (up to 6 Abs) using recombinant manufacture Screen for anti - viral antibodies Discovery engine enables rapid isolation of antibodies against SARS - CoV - 2 and potentially other infectious agents

Copyright © 2021 Immunome, Inc. All rights reserved. IMM - BCP - 01 Hypothesis Other Single Neutralizing Antibody Therapeutics vs. Immunome’s Antibody Cocktail Approach Immunome, Inc. | Page 18 Single Neutralizing Antibody • Targets single protein • New strains may readily evade IMM - BCP - 01 Profile ▪ Multiple antibodies against diverse viral antigens ▪ Approach can be exploited as a rapid response platform for use against other emerging infections IMM - BCP - 01 • Targets multiple viral proteins • Broader coverage across multiple variants Virus Isolate 1 Virus Isolate 2

B Cell Interrogation of Super-Responders

Anti-SARS-CoV-2 Antibodies from "Super Responders"

More than 50% of the antibodies identified bind to SARS-CoV-2 proteins other than Spike


ORF10
15
ORF8
28
ORF7a
6
ORF6
4
ORF3a
8
Membrane
9
Nucleocapsid
23
Spike
76
0
20
40
60
80
Number of Hits


Somatic Hypermutations in Identified Antibodies
(All Isotypes)
Identity to Germline (%)
100
98
96
94
92
90
88
86
74
73
72
RBD (VH)
RBD (VL)
S1 (VH)
S1 (VL)
Full Length Spike (VH)
Full Length Spike (VL)
M Protein (VH)
M Protein (VL)
N Protein (VH)
N Protein (VL)
ORF10 (VH)
ORF10 (VL)
ORF3a (VH)
ORF3a (VL)
ORF7a (VH)
ORF7a (VL)
ORF8 (VH)
ORF8 (VL)

- Open Reading Frame-coded (ORF) proteins and nucleocapsid represent the most prevalent non-spike targets
- Antibody response to neutralizing and non-neutralizing epitopes on spike protein are committed to B cell memory
- Response appears to extend beyond Immunoglobulin G (IgG), comprising of affinity-matured antibodies with specialized function (IgA and IgM)

https://www.biorxiv.org/content/10.1101/2021.01.27.428534v1).

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Anti-Spike Antibodies

Super Responders Express Broadly Neutralizing Antibodies, Including Those Binding to Conserved Epitopes of SARS-CoV-1 and SARS-CoV-2

SARS-CoV2 super responders mount a robust immune response

- Antibodies identified against non-overlapping regions of SARS-CoV-2 spike protein, including those regions containing critical mutational variants
- Certain antibodies also neutralize pseudoviruses expressing the spike protein of the South African Variant (B.1.351)
- Our discovery engine has identified antibodies that bind to conserved epitopes of SARS-CoV-1 and SARS-CoV-2 spike


Multiple antibodies
Activity against variants

https://www.biorxiv.org/content/10.1101/2021.01.27.428534v1).

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Copyright © 2021 Immunome, Inc. All rights reserved. IMM - BCP - 01 Program Summary Immunome, Inc. | Page 21 Antibody Cocktail Targeting the Multiple SARS - CoV - 2 Antigens IMM - BCP - 01: potential as therapy and prophylaxis for SARS - CoV - 2 • Immunome data confirm that patients mount immune response against multiple SARS - CoV - 2 antigens • IMM - BCP - 01 antibody selection is currently underway • Anti - Spike antibodies demonstrate capability of neutralizing multiple SARS - CoV - 2 variants • Contract Development and Manufacturing Organization has been selected • Planned IND filing in H1 2021

Copyright © 2021 Immunome, Inc. All rights reserved. Summary

Copyright © 2021 Immunome, Inc. All rights reserved. Immunome Pipeline & Anticipated Milestones Immunome, Inc. | Page 23 Oncology Target Product Candidate Description Discovery Preclinical Next Milestone IMM - ONC - 01 IL - 38 I/O, Novel Checkpoint Anticipate IND filing 2H 2021 Anti - infectives Target Product Candidate Description Discovery Preclinical Next Milestone IMM - BCP - 01 Multiple SARS - CoV - 2 proteins Antibody cocktail Anticipate IND filing 1H 2021

Copyright © 2021 Immunome, Inc. All rights reserved. Immunome Immunome, Inc. | Page 24 Harnessing the power of the most - educated components of the human immune system • Proprietary Discovery Engine enables the interrogation of human memory B cells to simultaneously identify potential first - in - class antibody therapeutics and novel antigen targets » Unbiased, broad, deep and fast • Two lead preclinical programs in oncology and infectious disease, with INDs expected in 2021 » IMM - ONC - 01: First - in - class fully - humanized anti - IL38 antibody » IMM - BCP - 01: Antibody cocktail against diverse SARS - CoV - 2 antigens • The Discovery Engine efficiency potentially allows 1 - 2 programs IND - enabling studies per year » Over 1,300 oncology hits; 50+ targets » Significant potential as a rapid response platform against future infectious agents

Copyright © 2021 Immunome, Inc. All rights reserved. Appendix

Management Team

Leadership with experience in the fields of oncology, infectious disease, drug discovery and leveraging platform technologies for drug development

Purnanand Sarma, PhD
President & CEO
Former CEO, TARIS Biomedical; VP & GM, Cephalon; VP & Managing Director, Nektar Therapeutics

Michael Morin, PhD
Chief Science Officer
Oversaw cancer, immunology and anti-bacterial drug discovery

Diane Marcou
Chief Financial Officer

Sandra Stoneman, Esq.
Chief Legal Officer

Matthew Robinson, PhD
SVP, Research & Development

Fang Shen, PhD
VP, Research & Translational Biology

Dennis Dong, PhD
VP, Product Development

Pavel Nikitin, PhD
Director, Antibody Engineering

Jillian DiMuzio
Senior Director, HTS & Automation

Ben Harman, PhD
Director, Target Identification

Lifang Liang, PhD
Head of Anti-Infectives & Government Liaison

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Copyright © 2021 Immunome, Inc. All rights reserved.

Scientific Advisory Board

Oncology

Scott Dessain, MD, PhD
Chair, Founder
Joseph and Ray Gordon Chair of Clinical Oncology and Research at Lankenau Institute for Medical Research

George Prendergast, PhD
Cancer Biology
Former Editor of Cancer Research
President and CEO of Lankenau Institute for Medical Research

William Strohl, PhD
Antibody Engineering & GMP
Formerly Centocor, Biologics Lead at J&J

Anthony Tolcher, MD, FRCPC
Early Clinical Development
NEXT Oncology, San Antonio Medical Center

Louis Weiner, MD
Immuno-Oncology
Director, Georgetown Lombardi Comprehensive Cancer Center and Director, MedStar Georgetown Cancer Institute

COVID-19

Michael Diamond, MD, PhD
Washington University School of Medicine
The Herbert S. Gasser Professor of Medicine and Professor of Molecular Biology Pathology and Immunology
Associate Director, for the Andrew M. and Jane M. Bursky Center for Human Immunology and Immunotherapy Programs

Jeffery Henderson, MD, PhD
Washington University
Associate Professor of Medicine and Molecular Biology
Member, National Convalescent Plasma Project (CCPP19)

Shmuel Shoham, MD
Johns Hopkins University School of Medicine
Associate Professor of Medicine
Member, National Convalescent Plasma Project (CCPP19)

Susan Weis, PhD
University of Pennsylvania Perelman School of Medicine
Professor and Vice Chair, Department of Microbiology
Co-Director, Penn Center for Research on Coronaviruses and Other Emerging Pathogens

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Copyright © 2021 Immunome, Inc. All rights reserved. Michael Rapp Managing Partner, Broadband Capital Investments, LLC Richard Baron Formerly Chief Financial Officer, Zynerba Pharmaceuticals John LaMattina, PhD Formerly President, Pfizer Global Research & Development Michael Lefenfeld President and CEO, Cyanco International Co - founder of SiGNa Chemistry Purnanand Sarma, PhD President & CEO, Immunome Inc. Philip Wagenheim Managing Partner, Broadband Capital Partners, LLC Michael Widlitz, MD Formerly of clinical development & medical affairs at Pfizer Board of Directors Immunome, Inc. | Page 28

Copyright © 2021 Immunome, Inc. All rights reserved. 665 Stockton Drive, Suite 300 Exton, PA 19341 610.321.3700 www.immunome.com